Exhibit 99.13

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Deal Name                              CWABS 2005-AB4
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**Please fill in over this generic data
                                                       ARM                  FRM             Total/Avg.
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
Percentage Bal.                                     83.01%               16.99%                100.00%
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Deal Balance                             $1,318,345,992.70      $269,832,091.83      $1,588,178,084.60
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WAM                                                    360                  358                    360
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WALA                                                 6.80%                6.45%                  6.74%
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WAC                                                      0                    0                      0
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CLTV (incl silent 2nds)                             93.60%               83.93%                 91.96%
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Loan Balance                                   $255,691.62          $249,613.41            $254,638.14
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Non-Full Doc %                                      42.12%               20.18%                 38.39%
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DTI
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IO %                                                94.99%               51.11%                 87.54%
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Second Lien %                                        0.00%                0.00%                  0.00%
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Silent Seconds %                                    51.94%               14.97%                 45.66%
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FICO
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1st Quartile                               646.56                        648.27         646.83
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2nd Quartile                               662.52                        666.48         663.13
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3rd Quartile                               684.27                        690.33         685.34
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4th Quartile                               735.02                        743.21         736.58
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Property Type
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Single Family %                                     68.13%               76.60%                 69.57%
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PUD %                                               18.41%               12.68%                 17.43%
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2-4 Unit %                                           3.25%                3.28%                  3.26%
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MH %                                                 0.07%                0.00%                  0.06%
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Occupancy Type
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Owner Occupied                                      96.24%               96.82%                 96.34%
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2nd Home                                             0.63%                0.62%                  0.63%
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Investor Prop.                                       3.13%                2.57%                  3.03%
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Loan Purpose
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Purchase                                            68.15%               15.87%                 59.27%
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Cash-Out                                            28.95%               76.82%                 37.08%
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Rate-Reduction                                       2.91%                7.31%                  3.66%
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